UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 26, 2005
                                  -------------
                Date of Report (Date of earliest event reported)

                            ZOLL MEDICAL CORPORATION

             (Exact name of registrant as specified in its charter)


       Massachusetts                    0-20225                04-2711626
(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)


                       269 Mill Road, Chelmsford, MA 01824
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (978) 421-9655
                                 --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

  This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of ZOLL Medical Corporation (the "Company") to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the Company's press release filed as Exhibit 99.1 and in the section entitled "Risk Factors" of the Company's Annual Report on Form 10-K, as amended, filed on December 23, 2004 and in the Company's other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.


Item 2.02 Results of Operations and Financial Condition.

     On July 26, 2005, ZOLL Medical Corporation ("ZOLL") issued a press release announcing its results for the quarter ended July 3, 2005. A copy of the press release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated by reference.

     Pursuant to General Instructions B.6 of Form 8-K, this exhibit is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.


     Exhibit No.      Title
     -----------      -----

        99.1 ZOLL Press release dated July 26, 2005 entitled "ZOLL Medical Corporation Announces Third Quarter Results".



                              SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ZOLL MEDICAL CORPORATION

Date:    July 26, 2005                  By:  /s/ Richard A. Packer
                                             -----------------------------------
                                             Richard A. Packer
                                             President